NEWS RELEASE
NASDAQ Symbol: “STRS”
Stratus Properties Inc.	Financial and Media Contact:
212 Lavaca St., Suite 300	William H. Armstrong III
Austin, Texas 78701	(512) 478-5788

STRATUS PROPERTIES INC. TO HOLD YEAR ENDED DECEMBER 31, 2020
CONFERENCE CALL ON MONDAY, MARCH 15, 2021
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AUSTIN, TX, February 19, 2021 - Stratus Properties Inc. (NASDAQ: STRS) announced today that it will release its year ended December 31, 2020 financial and operating results before the market opens on Monday, March 15, 2021, and will host a conference call at 11:00 a.m. Eastern Time on the same day.

Investors wishing to participate in the conference call may dial:

Conference Call
Domestic Dial-In Number: 1-877-418-4843
International Dial-In Number: 1-412-902-6766

Conference Call Replay
Domestic Dial-In Number: 1-877-344-7529
International Dial-In Number: 1-412-317-0088
Access Code: 10152367
Available Through: March 20, 2021

The complete earnings release and replay of the conference call will be available on Stratus’ website, stratusproperties.com.

Stratus is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, operation and sale of commercial and multi-family and single-family residential real estate properties, and the operation of hotel and entertainment businesses located in the Austin, Texas area and other select, fast-growing markets in Texas.

Important Information

Stratus intends to file with the SEC a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting. Details concerning the nominees of the Company’s Board of Directors for election at the 2021 Annual Meeting will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website, www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to Stratus Properties Inc. at 212 Lavaca Street, Suite 300, Austin, TX 78701, or by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 877-456-3442.

Participants in the Solicitation

The Company, its directors and certain of its executive officers will be deemed participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 16, 2020, the Company’s definitive proxy statement for the 2020 Annual Meeting of Shareholders filed with the SEC on April 3, 2020 and the Company’s Current Reports on Form 8-K filed with the SEC on December 17, 2020 and January 27, 2021. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the proxy statement for the 2020 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC, if and when they become available.
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A copy of this release is available on Stratus' website, stratusproperties.com.

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